                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.__)

[X]  Filed by Registrant
[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                                  MEDWAVE, INC.

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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         1) Title of each class of securities to which transaction applies:

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         2) Aggregate number of securities to which transaction applies:

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         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         4) Proposed maximum aggregate value of transaction:

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         5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

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         2) Form, Schedule or Registration Statement No.:

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         3) Filing Party:

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         4) Date Filed:

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

                                  MEDWAVE, INC.
                          435 NEWBURY STREET, SUITE 206
                                DANVERS, MA 01923

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                      TO BE HELD ON THURSDAY, MARCH 3, 2005

      Notice is hereby given that the 2005 Annual Meeting of Stockholders of Medwave, Inc. (the "Company") will be held on Thursday, March 3, 2005, at 10:00 a.m., local time, at Goodwin Procter LLP, Exchange Place, Boston, Massachusetts 02109 (the "Annual Meeting"), for the purpose of considering and voting upon:

      1.    The election of two Class III Directors for a three-year term; and

      2. Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

      The Board of Directors has fixed the close of business on January 28, 2005 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Only holders of record of common stock of the Company at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

      The Board of Directors of the Company recommends that you vote "FOR" the election of the nominees of the Board of Directors as Class III Directors of the Company.

      In the event there are not sufficient shares to be voted in favor of any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

                                                     By Order of the Board of
                                                     Directors

                                                     Timothy J. O'Malley
                                                     Chief Executive Officer and
                                                     President

Danvers, Massachusetts
February 1, 2005

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PREPAID ENVELOPE PROVIDED. YOU MAY ALSO VOTE BY TELEPHONE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD OR VOTED BY TELEPHONE.

                                  MEDWAVE, INC.
                          435 NEWBURY STREET, SUITE 206
                                DANVERS, MA 01923

                                 PROXY STATEMENT

                       2005 ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON THURSDAY, MARCH 3, 2005

GENERAL INFORMATION

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Medwave, Inc. (the "Company"), for use at the Annual Meeting of Stockholders of the Company to be held on Thursday, March 3, 2005 at 10:00 a.m., local time, at Goodwin Procter LLP, Exchange Place, Boston, Massachusetts 02109, and any adjournments or postponements thereof (the "Annual Meeting").

      At the Annual Meeting, the stockholders of the Company will be asked to consider and vote upon the election of two Class III Directors for a three-year term, such term to continue until the annual meeting of stockholders in 2008 and until such Directors' respective successor is duly elected and qualified.

VOTING

      The Notice of Annual Meeting, Proxy Statement and Proxy Card are first being mailed to stockholders of the Company on or about February 1, 2005 in connection with the solicitation of proxies for the Annual Meeting. The Board of Directors has fixed the close of business on January 28, 2005 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting (the "Record Date"). Only holders of record of the Company's common stock, par value $.01 per share (the "Common Stock"), at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were approximately 10,072,666 shares of Common Stock outstanding and entitled to vote at the Annual Meeting and approximately 138 stockholders of record. Each holder of a share of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held of record with respect to each matter submitted at the Annual Meeting.

      The presence, in person or by proxy, of a majority of the total number of outstanding shares of Common Stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Shares that reflect abstentions or "broker non-votes" (i.e., shares represented at the meeting held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote such shares and with respect to which the broker or nominee does not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the meeting.

      The affirmative vote of holders of a plurality of the votes cast by holders of shares of Common Stock present and represented by proxy and entitled to vote on the matter is required for the election of the Class III Directors. Abstentions and broker non-votes will not be counted as voting with respect to the election of the Class III Directors and, therefore, will not have an effect on the election of the Class III Directors.

      STOCKHOLDERS OF THE COMPANY ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE. YOU MAY ALSO VOTE BY TELEPHONE IN ACCORDANCE WITH THE PROCEDURES ON THE PROXY CARD. COMMON STOCK REPRESENTED BY PROPERLY EXECUTED PROXIES RECEIVED BY THE COMPANY AND NOT REVOKED WILL BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH THE INSTRUCTIONS CONTAINED THEREIN. IF INSTRUCTIONS ARE NOT GIVEN THEREIN, PROPERLY EXECUTED PROXIES WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES FOR THE CLASS III DIRECTORS LISTED IN THIS PROXY STATEMENT. IT IS NOT ANTICIPATED THAT ANY MATTERS OTHER THAN THE ELECTION OF THE CLASS III DIRECTORS WILL BE PRESENTED AT THE ANNUAL MEETING. IF OTHER MATTERS ARE PRESENTED, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS.

      Any properly completed proxy may be revoked at any time before it is voted on any matter (without, however, affecting any vote taken prior to such revocation) by giving written notice of such revocation to the Secretary of the Company, or by signing and duly delivering a proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

TELEPHONE VOTING PROCEDURES

      The telephone authorization procedure is designated to authenticate proxies by use of a personal identification number. The procedures allow registered stockholders to authorize a proxy to vote their shares and to confirm that their instructions have been properly recorded. Specific instructions to be followed are set forth on the enclosed Proxy Card. If you choose to authorize a proxy by telephone, you must do so prior to 12:00 p.m. Central Time on Wednesday, March 2, 2005. If you hold shares in a street name through a broker or bank, separate instructions for telephone proxy authorization may be provided on the voting instruction form provided by your broker or bank. Stockholders who return the Proxy Card are urged to specify their choices by marking the appropriate boxes on the card.

      The Annual Report of the Company, including financial statements for the fiscal year ended September 30, 2004 ("Fiscal 2004") and the five month period from May 1, 2003 to September 30, 2003, is being mailed to stockholders of the Company concurrently with this Proxy Statement. The Annual Report, however, is not a part of the proxy solicitation material.

      THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS AS THE CLASS III DIRECTORS OF THE COMPANY.

                                   PROPOSAL 1
                         ELECTION OF CLASS III DIRECTORS

      At the Annual Meeting, two Class III Directors will be elected to serve until the annual meeting of stockholders in 2008 and until such Director's successor is duly elected and qualified. The Board of Directors has nominated Frank A. Katarow and John L. Miclot for re-election as the Class III Directors. Unless otherwise specified in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the re-election of Messrs. Katarow and Miclot as Directors. Proxies cannot be voted for a greater number of persons than the number of nominees named. The nominees have agreed to stand for re-election and to serve, if elected, as Directors. However, if any person nominated by the Board of Directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend.

VOTE REQUIRED FOR APPROVAL

      A quorum being present, the affirmative vote of a plurality of the votes cast by holders of shares of Common Stock present or represented by proxy and entitled to vote on the matter is required for the election of the nominees as Class III Directors of the Company.

      THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS AS CLASS III DIRECTORS OF THE COMPANY.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

      The Board of Directors of the Company held two meetings during Fiscal 2004, one meeting in the week prior to Fiscal Year 2004 and one meeting in the week subsequent to Fiscal 2004. During Fiscal 2004, all the incumbent Directors attended at least 75% of the total number of meetings of the Board and of the committees of which he was a member. The Board of Directors has established an Audit Committee (the "Audit Committee"), a

Compensation Committee (the "Compensation Committee") and a Nominating and Corporate Governance Committee (the "Nominating and Corporate Governance Committee").

      Audit Committee. The Audit Committee selects the independent accounting firm to audit the Company's financial statements and to perform services related to the audit, reviews the scope and results of the audit with the independent accountants, reviews with management and the independent accountants the Company's annual operating results, reviews the Company's periodic disclosure related to its financial statements, considers the adequacy of the internal accounting procedures, considers the effect of such procedures on the accountants' independence and establishes policies for business values, ethics and employee relations. The Audit Committee currently consists of three directors, William D. Corneliuson (Chairman), Solomon Aronson and Frank A. Katarow, each of whom is not an employee of the Company and is considered independent within the meaning of Rule 4200(a)(15) of the National Association of Securities Dealers' Listing Standards and satisfy the other requirements for service on the Audit Committee set forth in Rule 4350 of the National Association of Securities Dealers' Listing Standards. At this stage of the Company, the financial statements and accounting issues of the Company tend to be relatively straightforward. Accordingly, the Board of Directors has determined not to appoint an audit committee financial expert as that term is defined in Item 401 of Regulation S-K, though Mr. Corneliuson, the Chairman of the Committee, is considered financially sophisticated as such term is defined in Rule 4350(d)(2)(A) of the National Association of Securities Dealers Listing Standards. The Audit Committee has a written Charter adopted by the Board of Directors, which was amended and restated in February 2004 and was attached as Appendix B to our proxy statement for our 2004 Annual Meeting. A copy of this amended and restated Audit Committee Charter is available on our website at www.medwave.com and will be sent in paper form to any shareholder who submits a request to the Company's Secretary at the address set forth on page 1. During Fiscal 2004, the Audit Committee held two meetings. The Audit Committee's report to stockholders appears elsewhere in the Proxy Statement.

      Compensation Committee. The Compensation Committee reviews and recommends the compensation arrangements for officers and other senior level employees, reviews general compensation levels for other employees as a group, reviews succession planning for senior management, reviews the options or stock to be granted to eligible persons under the Company's 2004 Amended and Restated Stock Option Plan (the "Stock Option Plan") and takes such other action as may be required in connection with the Company's compensation and incentive plans. The Compensation Committee currently consists of three non-employee, independent directors, John L. Miclot, William D. Corneliuson and Solomon Aronson, and held two meetings during Fiscal 2004. The Compensation Committee's report on executive compensation appears elsewhere in this Proxy Statement.

      Nominating and Corporate Governance Committee. In February 2004, the Board of Directors of the Company established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee oversees the qualification and nomination process for potential director candidates, reviews the continued qualification of existing directors and is responsible for corporate governance oversight. The Nominating and Corporate Governance Committee consists of three non-employee directors, Messrs. Corneliuson (as Chairman) and Miclot and Dr. Aronson. No Nominating and Corporate Governance Committee meetings were held in Fiscal 2004. As required by Rule 4350(c) of the Nasdaq listing requirements, each member of the Nominating and Corporate Governance Committee is independent as defined in Rule 4200 of the Nasdaq listing requirements. The Nominating and Corporate Governance Committee has written charter adopted by the Board of Directors, which is available on the Company's website at www.medwave.com and will be sent in paper form to any shareholder who submits a request to the Company's Secretary at the address set forth on page 1.

      The Nominating and Corporate Governance Committee will review and consider director candidates who have been recommended by stockholders, with no regard to the source of the initial recommendation of the proposed candidate. Stockholders submitting candidates for consideration by the Nominating and Corporate Governance Committee should deliver a submission in writing to the Secretary of the Company and should follow the timing, informational and other requirements regarding stockholder proposals set forth in the Company's By-laws or as set forth in Rule 14a-8 promulgated under the Exchange Act. Such proposal should specify whether the named person(s) should be considered by the Nominating and Corporate Governance Committee for inclusion as a Board of Directors nominee or whether the named person(s) are to be considered stockholder nominees under the By-laws. All securityholder recommendations for director candidates for election at the 2006 annual meeting of stockholders must be submitted the Secretary of the Company on or before October 3, 2005 and must include the following information:

      -     The name and address of the securityholder;

      - A representation that the securityholder is a record holder the Company's securities, or if the securityholder is not a record holder, evidence of ownership in accordance with Rule 14a8-(b)(2) under the Securities Exchange Act of 1934;

      - The name, age business and residential address , educational background, current principal occupation or employment, and principal occupation or employment for the preceding five (5) full fiscal years of the proposed director candidate;

      - A description of the qualifications and background of the proposed director candidate which addresses the minimum qualifications and other criteria for Board membership as approved by the Board from time to time;

      - A description of all arrangements or understandings between the securityholder and the proposed director candidate; and

      - Any other information regarding the proposed director candidate that is required to be included in a proxy statement filed pursuant to the rules of the SEC.

      At a minimum, each nominee, whether proposed by a stockholder or any other party, is expected to have the highest personal and professional integrity, shall demonstrate exceptional ability and judgment, have an experience base useful to the Company and complementary to the other Directors, and shall be expected to effectively interact with other members of the Board to serve the long-term interests of the Company and its stockholders. A stockholder wishing to nominate a director separately from the slate of directors nominated by the Company should follow the procedures described in this Proxy Statement under the heading "Submission of Stockholder Proposals for 2006 Annual Meeting."

      Please note, the information contained on our website is not incorporated by reference in, or considered to be a part of this Proxy Statement.

DIRECTOR COMPENSATION

      Directors are not currently paid fees for attending meetings. Under the Stock Option Plan, each non-employee director receives an option to purchase 30,000 shares of Common Stock upon his or her initial election to the Board. Each such option is for a term of ten years and vests over a four-year period. In addition, after three years of service, each non-employee director annually receives a ten-year non-qualified option to purchase 10,000 shares, which vests on the first anniversary of the date of grant if the director is still serving as a director. Pursuant to the Stock Option Plan, directors are also eligible for discretionary option grants. Upon joining the Board of Directors in 2003, Dr. Aronson was granted an option to purchase 50,000 shares of Common Stock. The Board determined that Dr. Aronson should be granted these options because of the unique qualifications he brings to the Board of Directors.

COMMUNICATION WITH THE BOARD OF DIRECTORS

      Any security holder desiring to send communications to the Board of Directors, or any individual director, may forward such document to the Secretary of the Company at the Company's office in Danvers, Massachusetts. The Secretary of the Company will collect and organize such communications and forward them to the Board of Directors or the particular director, as the case may be.

      The Company does not have a policy with respect to directors' attendance at the Company's annual meeting. All members of the Board attended the Company's annual meeting for fiscal year 2003.

                  INFORMATION REGARDING NOMINEES AND DIRECTORS

      Set forth below is certain information regarding the Directors of the Company, including the Class III Directors who have been nominated for election at the Annual Meeting, based on information furnished by them to the Company.

                                                            DIRECTOR
NAME                                          AGE            SINCE
----                                          ---            -----
CLASS I -- TERM EXPIRES 2006
   Solomon Aronson, M.D. (1) (2) (3)          47              2003

CLASS II -- TERM EXPIRES 2007
   William D. Corneliuson (1) (2) (3)         61              1999
   Timothy J. O'Malley                        43              1999

CLASS III -- TERM EXPIRES 2008
   Frank A. Katarow (2)*                      46              2002
   John L. Miclot (1) (3)*                    46              2002

------------

*     Nominee for election.

(1)   Member of Compensation Committee in 2004.

(2)   Member of the Audit Committee in 2004.

(3)   Member of the Nominating and Corporate Governance Committee in 2004.

      The principal occupation and business experience for at least the last five years for each Director of the Company is set forth below.

      WILLIAM D. CORNELIUSON, has been a director of the Company since May 1999 and Chairman of the Board since February 2002. Mr. Corneliuson is President of B.C. Holdings, Inc., a private investment company. Mr. Corneliuson has been with B.C. Holdings, Inc. since 1993. From 1976 to 1993, Mr. Corneliuson was President, co-founder, and Vice Chairman of the Board of Strong/Corneliuson Capital Management, Inc. He was also co-founder of the Strong family of mutual funds.

      TIMOTHY J. O'MALLEY, is President and Chief Executive Officer and a director of the Company. He has served in these positions since October 1999. From 1984 until 1999, Mr. O'Malley was an employee of Siemens Medical Systems, Inc. Throughout his employment he served in a variety of technical, sales, marketing and general management roles. At the time of is departure from Siemens, Mr. O'Malley was Vice President/Division Manager of Siemens Medical Systems, Electrometrical Division of North America. Mr. O'Malley received his Associates of Applied Science degree in 1983 from Oakton College in Des Plaines, Illinois and attended DePaul University of Chicago from 1986 until 1991, with an emphasis in Business Management and Marketing.

      FRANK A. KATAROW, a director of the Company since 2002, has been Chief Operating Officer of HomMed, LLC since October, 2003. HomMed is the world leader in the tele-monitoring market. This business provides remote patient monitoring solutions for many managed care related organizations. HomMed is a private company located in Brookfield, WI. Prior to his position at HomMed, Mr. Katarow was President and Chief Operating Officer of BCI, Inc., a designer, manufacturer and distributor of patient monitoring equipment. Mr. Katarow was employed by BCI from October 1980 until October 2003, serving in various capacities including President and Chief Operating Officer from January 1993 to October 2003, Executive Vice President from January 1993 to November 1993, Senior Vice President and General Manager from March 1992 to January 1993, and Vice President of Operations from June 1990 to March 1992. In addition, Mr. Katarow was the President of SurgiVet, Inc., the wholly owned veterinary division of BCI, Inc. BCI, then a public company, was sold in 1998 to Smiths Group, plc., a public company traded on the London exchange. Mr. Katarow served as President of Smith's Patient Monitoring Division and President of Smith's Veterinary Division for 5 years after the sale of the company to Smith's. In October of 2003 he left Smith's and became Chief Operating Officer of HomMed, LLC.

      JOHN L. MICLOT, a director of the Company since 2002, became President and CEO of Respironics, Inc., on December 1, 2003. In November 2002 he was appointed as the Chief Strategic Officer responsible for developing and implementing strategic business and growth initiatives, both domestically and internationally, for each of Respironics' four divisions. In May 2003, he was elected to the Board of Directors of Respironics, Inc. Prior to his position as Chief Strategic Officer he was the President of the Homecare Division from July 1999 to November 2002. Mr. Miclot joined Respironics in 1998 when it acquired Healthdyne Technologies where he had served as Senior Vice President, Sales and Marketing from 1995-1998. He was appointed Group Vice President, Sleep Disorders, and was quickly promoted to Senior Vice President, Sales, Marketing and Manufacturing. Mr. Miclot began his career in sales for both DeRoyal Industries and the Edward's Critical Care Division of Baxter Healthcare. In 1988 he joined the Ohmeda Division of BOC Healthcare as Director of Marketing and was appointed Director of International Marketing and Service in 1992 and assumed the position of Vice President of International Marketing in 1993. In 1994, Mr. Miclot joined Medex Inc., a medical device company specializing in cardiovascular pressure monitoring, as Vice President of Marketing. Mr. Miclot earned a Bachelor of Business Administration degree in Marketing from the University of Iowa. He is currently a member of the Young Presidents Organization.

      SOLOMON ARONSON M.D., FACC, FCCP, FAHA, joined the Board of Directors at Medwave in August 2003. Prior to joining Medwave, Dr. Aronson was Professor of Anesthesia and Critical Care at the University of Chicago and Chief of the Cardiothoracic and Vascular Anesthesia Division of the University of Chicago Hospitals and Clinics. In 1983, Dr. Aronson received his MD with honors in research from the Medical College of Wisconsin. In 1986, after completing his residency at the University of Texas where he served as Chief Resident in 1985, he was awarded a fellowship in cardiac and vascular anesthesia at the Texas Heart Institute in Houston. Following his fellowship in Texas, Dr. Aronson was recruited to the University of Chicago, Department of Anesthesia and Critical Care where he served as an instructor, assistant professor, and associate professor before being promoted to full professor in 1999. Dr Aronson is active in many professional organizations, including the American College of Cardiology, the American College of Chest Physicians, the American Heart Association, the American Society of Echocardiography for which he is Chair of the Intraoperative Council, the Society of Cardiovascular Anesthesiology for which he has been elected to serve on the Board of Directors, the National Board of Echocardiography for which he has also served on the Board of Directors, the American Society of Anesthesiology for which he serves on the Economic Committee, and the International Anesthesia Research Society. Dr. Aronson has recently been honored to serve through 2007 on the Anesthetic and Life Support Drug Advisory Committee for the FDA. He has also been honored with listings in "Who's Who" & "How to Find the Best Doctors in America". In 2000, 2001, and 2003, he was elected by his piers to "The Best Doctors in America". Dr. Aronson has authored more than 75 journal articles, 40 book chapters, one textbook, and over 100 abstracts, and he has lectured extensively at universities throughout the United States and in many foreign countries.

DIRECTOR INDEPENDENCE

      The Board of Directors has determined that each of Messrs. Corneliuson, Katarow, Miclot and Dr. Aronson is an "independent director" in accordance with the corporate governance rules of the National Association of Securities Dealers because none of them have a relationship with Company other than (1) serving as a director and a Board of Director committee member and (2) having beneficial ownership of the Company's Common Stock as disclosed in this Proxy Statement. Therefore, the Company currently has a majority of "independent directors."

MEETINGS OF INDEPENDENT DIRECTORS

      Independent directors of the Company regularly meet in executive sessions outside the presence of management. Currently, the independent directors of the Company are Messrs. Corneliuson, Katarow and Miclot and Dr. Aronson. The presiding director for these meetings is currently Mr. Corneliuson. Any interested party who wishes to make their concerns known to the independent directors may contact: William Corneliuson.

                     AUDIT COMMITTEE REPORT TO SHAREHOLDERS

      The Board of Directors has established an Audit Committee, whose members during Fiscal 2004 were Messrs. Corneliuson and Katarow and Dr. Aronson. The Board of Directors has determined that each of the members of the Audit Committee is "independent" as defined in Rule 4200 of the Nasdaq listing requirements. The information contained in this Audit Committee Report to Shareholders shall not be deemed "soliciting material" or to be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference into any other filing, in each case to the extent permitted by the rules and regulations of the Securities and Exchange Commission.

      With respect to Fiscal 2004, the Audit Committee:

      - reviewed and discussed the audited financial statements with the Company's management;

      - discussed with BDO Seidman, LLP, the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees); and

      - received the written disclosures and the letter from BDO Seidman, LLP required by Independence Standards Board Standard No. 1, and has discussed with BDO Seidman, LLP its independence.

      Based on review and discussion references to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for fiscal year ended September 30, 2004 and the five month period from May 1, 2003 to September 30, 2003, as filed with the Securities and Exchange Commission.

                                              AUDIT COMMITTEE

                                              William D. Corneliuson, Chairman
                                              Solomon Aronson
                                              Frank A. Katarow

                             INDEPENDENT ACCOUNTANTS

      The Board of Directors of the Company has not yet selected the independent public accountants for the Company for the fiscal year ending September 30, 2005. BDO Seidman, LLP served as our independent accountants for the fiscal year ending September 30, 2004 and for the five month period from May 1, 2003 to September 30, 2003. It is expected that a representative of BDO Seidman will not be present at the Annual Meeting.

      On May 14, 2003, the Audit Committee dismissed Ernst & Young LLP as the Company's independent public accountants. The reports issued by Ernst & Young on the Company's financial statements for years ended 2002 and 2003 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's fiscal years ended 2002 and 2003 and through the date hereof, there were no disagreements with Ernst & Young on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Ernst & Young's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

      On May 14, 2003, the Company engaged BDO Seidman, LLP to serve as the Company's independent public accountants for the fiscal year ended April 30, 2003. During the fiscal years ended April 30, 2003 and 2002, and through the date thereof, the Company did not consult BDO Seidman with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

      The Audit Committee pre-approves all auditing services and the terms thereof and all non-audit services, provided that the pre-approval requirement is waived for any non-audit services if the "de minimus exception" set forth in
Section 10A(i)(1)(B) of the Securities Exchange Act of 1934 is satisfied.

      The following table sets forth the aggregate fees billed to the Company for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended April 30, 2003 the five month period from May 1, 2003 - September 30, 2003 and the fiscal year ended September 30, 2004, including the reviews of the financial statements included in the Company's Form 10-Q filings and general accounting consultations, by the Company's principal accounting firm, BDO Seidman, LLP, or Ernst & Young LLP, the Company's former principal accounting firm.

                                                                              FIVE MONTHS
                                                                              MAY 1, 2003 -
                                                                              SEPTEMBER 30,      SEPTEMBER 30,
                                                           APRIL 30, 2003        2003               2004
                                                           --------------     -------------      ------------
Audit Fees............................................      $   45,263        $ 51,963           $   25,146
Audit Related Fees....................................              --        $  7,600           $    3,589
Tax Fees..............................................      $   10,750        $  4,500           $   17,915
Financial Information System Design
   and Implementation Fees............................              --              --                   --
All Other Fees........................................      $    5,600              --                   --
                                                            ----------
Total.................................................      $   61,613        $ 64,063            $  46,650
                                                            ==========        ========            =========

      "Audit Related Fees" are for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the Company's financial statements.

      "Tax Fees" includes (i) tax compliance, (ii) tax advice, (iii) tax planning and (iv) tax reporting.

      "All Other Fees" includes fees incurred with the filing of registration statements.

      BDO Seidman did not provide any services related to financial information systems design and implementation during 2003 or 2004.

      Of the services described in the preceding table, all of such services were approved by the Audit Committee. The Audit Committee has considered whether the provisions of such services, including non-audit services, by BDO Seidman, LLP is compatible with maintaining BDO Seidman, LLP's independence and has concluded that it is.

                               EXECUTIVE OFFICERS

      The names and ages of all executive officers of the Company and the principal occupation and business experience for at least the last five years for each executive officer who is not also a director are set forth below as of January 28, 2005.

NAME                         AGE               POSITION
----                         ---               --------
Donna Lunak                  51      Vice President of Quality Assurance,
                                     Regulatory Affairs and Customer Support

      Donna Lunak has been the Company's Vice President of Quality Assurance, Regulatory Affairs and Customer Support since 2001. Previously, she was the Company's Director of Quality Assurance and Regulatory Affairs.

                             EXECUTIVE COMPENSATION

      The following table provides certain summary information concerning compensation (including salary, bonuses, stock options and certain other compensation) paid by the Company for services in all capacities for fiscal year ended April 30, 2003, the five month period from May 1, 2003 to September 30, 2003 and the fiscal year ended September 30, 2004 to its Chief Executive Officer and President, the only executive officer whose aggregate salary and bonus exceeded $100,000 during Fiscal 2004.

                           SUMMARY COMPENSATION TABLE

                                                                                                      LONG-TERM
                                                                                                  COMPENSATION AWARDS
                                                                                                  -------------------
                                                                                           SECURITIES
                                                        ANNUAL COMPENSATION                UNDERLYING           ALL OTHER
                                                        -------------------                  OPTIONS           COMPENSATION
NAME AND PRINCIPAL POSITION                      YEAR          SALARY ($)    BONUS ($)     (SHARES)(1)             ($)
---------------------------               -------------------  ----------    ---------     -----------         ------------
Timothy J. O'Malley
   Chief Executive Officer and President         2004           $ 225,000       ---            30,000              ---
                                          May 1-Sept 30, 2003   $  93,750       ---           100,000              ---
                                                 2003           $ 225,000       ---               ---              ---

------------------

(1) Number of shares of Common Stock subject to options that were granted during the year.

      Option Grants. Options to purchase 30,000 shares of the Company's common stock were granted during fiscal year 2004 and options to purchase 100,000 were granted during the five month period from May 1, 2003 to September 30, 2003 to Mr. O'Malley. The following table sets forth certain information regarding options granted during the fiscal year ended September 30, 2004 and five month period from May 1, 2003 to September 30, 2003.

                                                                                                   POTENTIAL REALIZABLE
                                                                      INDIVIDUAL GRANTS              VALUE AT ASSUMED
                                                           -------------------------------------     ANNUAL RATES OF
                                               NUMBER OF    % OF TOTAL                                  STOCK PRICE
                                              SECURITIES      OPTIONS                                APPRECIATION FOR
                                              UNDERLYING      GRANTED    EXERCISE OR                  OPTION TERM(1)
                                               OPTIONS          TO       BASE PRICE    EXPIRATION  -----------------------
NAME                                          GRANTED(#)     EMPLOYEES     ($/SH)         DATE        5%($)       10%($)
----                                         ------------  -----------   -----------  -----------  ----------    --------
Timothy J. O'Malley ...................        30,000        22.5%(2)     $4.75         6/14/14     $232,200    $  369,600
Timothy J. O'Malley ...................       100,000        28.1%(3)     $4.25         7/15/13     $692,000    $1,104,000

      (1) Represents the value of the options granted at the end of the option terms if the price of the Company's Common Stock were to appreciate annually by 5% and 10%, respectively. There is no assurance that the stock price will appreciate at the rates shown in the table.

      (2) Percentage of options granted to employees during Fiscal 2004.

      (3) Percentage of options granted to employees during the five month period from May 1, 2003 to September 30, 2003.

      Option Exercises and Option Value. The following table sets forth information concerning the number of shares acquired and the value realized upon exercise of stock options during Fiscal 2004 and information concerning the number and value of unexercised options to purchase Common Stock of the Company held by the Chief Executive Officer and President at September 30, 2004.

                    AGGREGATED FISCAL YEAR-END OPTION VALUES

                                                                    NUMBER OF
                                                               SECURITIES UNDERLYING             VALUE OF UNEXERCISED
                                                               UNEXERCISED OPTIONS AT          IN-THE-MONEY OPTIONS AT
                                                              SEPTEMBER 30, 2004(#)           SEPTEMBER 30, 2004 ($) (1)
                                    SHARES                    ----------------------          ----------------------------
                                  ACQUIRED ON      VALUE
NAME                             EXERCISE (#)   REALIZED ($)   EXERCISABLE   UNEXERCISABLE     EXERCISABLE  UNEXERCISABLE
----                             ------------   ------------   -----------   -------------     -----------  -------------
Timothy J. O'Malley                 -0-            -0-           365,000      175,000          $  212,425    $ 214,425

---------------

(1) Based on the difference between the closing price of the Company's Common Stock at the fiscal year end and the option exercise price.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

      Objective of the Company's Compensation Program. The Company's executive compensation program is intended to attract, retain and reward executives who are capable of leading the Company through its development stage and begin effectively marketing the Company's products for blood pressure monitoring. The Company's objective is to utilize a combination of cash and equity-based compensation to provide appropriate incentives for executives while aligning their interests with those of the Company's stockholders.

      Like many other public companies, the Company uses a three-pronged approach to its compensation for each executive for the following twelve months. First, the executive's base salary is intended to create a reasonably competitive minimum level of compensation for each executive for the following twelve months. Second, the Company maintains an incentive bonus program for executive officers and certain other members of management under which discretionary bonuses may be offered based upon the achievement of corporate and individual performance goals. The objective of the incentive bonus program is to reward executives for their past twelve months' performance. Finally, the Company utilizes stock options granted under its Stock Option Plan as a long-term incentive for the executive officers as well as for other employees of the Company. The Company believes that stock options are important in aligning management and stockholder interests and in encouraging management to adopt a longer-term perspective. Accordingly, options generally provide for incremental vesting over a four-year period.

      Compensation Committee Procedures. The Company's executive compensation program is administered under the direction of the Company's Compensation Committee, which is currently composed of three non-employee directors. The Compensation Committee meets periodically and may consult by telephone at other times. The determinations of the Compensation Committee relating to the compensation of the Company's executive officers and the granting of options are then approved or ratified by all of the non-employee directors.

      Factors Considered in Setting Compensation of the Chief Executive Officer and President. Mr. O'Malley has served as President of the Company since October 1999. Mr. O'Malley currently receives a base salary of $225,000 per year. The Compensation Committee considers the Company's financial performance, as measured by its gross revenues, to be a significant determinant in Mr. O'Malley's overall compensation package. In making its determinations, however, the Compensation Committee also considers a number of other factors which are not subject to precise quantitative measurement and which the Committee believes can only be properly assessed over the long term, such as further development of the Company's products and building and managing an effective sales force to market these products.

      Compensation Decisions for Chief Executive Officer. Each year the Compensation Committee reviews the performance of the Company's Chief Executive Officer. The Committee concluded that Mr. O'Malley achieved significant success in meeting several key strategic goals and was instrumental in positioning the Company for improved financial performance in Fiscal 2004. The Compensation Committee did not award any bonuses for the fiscal year ended September 30, 2004 or for the five month period from May 1, 2003 to September 30, 2003.

                                                       COMPENSATION COMMITTEE

                                                       John L. Miclot, Chairman
                                                       William D. Corneliuson
                                                       Solomon Aronson

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      All executive officer compensation decisions are made by the Compensation Committee. During Fiscal 2004, the Compensation Committee was comprised of Messrs. Miclot, Corneliuson and Dr. Aronson. The Compensation Committee reviews and makes recommendations to the Board of Directors regarding the compensation for top management and key employees of the Company, including salaries and bonuses. No member of the Compensation Committee was or is an officer or employee of the Company or any of its subsidiaries and both members are considered independent as such term is defined in Rule 4200 of the Nasdaq listing requirements. The Company is not aware of any Compensation Committee interlocks.

SHAREHOLDER RETURN PERFORMANCE GRAPH

      In accordance with the rules of the Securities and Exchange Commission, the following performance graph compares the performance of the Company's Common Stock on the Nasdaq Small Cap Market to an index for the Nasdaq Stock Market (U.S. Companies) prepared by Media General Financial Services and to Nasdaq stocks for companies with an SIC code of 3840-3849, which is for Surgical, Medical, and Dental Instruments and Supplies. The graph compares the cumulative total stockholder return as of the end of each of the Company's last five fiscal years on $100 invested on April 30, 1999, and assumes reinvestment of all dividends.

                        [COMULATIVE TOTAL RETURN GRAPH]


                                 4/30/99      4/30/00      4/30/01      4/30/02      4/30/03      9/30/03      9/30/04
                                 -------      -------      -------      -------      -------      -------      -------
Medwave, Inc.                     100.00        77.78        44.56        16.11        30.33        77.54        53.33
Nasdaq Stocks (SIC 3840-3849)     100.00       110.38       114.08       126.88       126.53       142.98       178.07
Nasdaq Stock Market (US Cos.)     100.00       162.39        90.87        71.57        61.32        76.18        82.13

EMPLOYMENT ARRANGEMENTS

      The Company has non-compete and confidentiality agreements with its employees. In addition, the Company has a letter agreement of employment with Mr. O'Malley. The letter agreement outlines the terms of Mr. O'Malley's stock options and compensation plan but does include a non-compete agreement. The letter agreement does not provide for any severance benefits. An Executive Severance Agreement between Medwave and Mr. O'Malley was finalized on June 4, 2004. The Executive Severance Agreement provides that if Mr. O'Malley is terminated upon a change of control of the Company, then Mr. O'Malley shall receive a severance payment equal to three times his base salary in effect immediately prior to his date of termination and his highest annual bonus payment in the three years preceding his date of termination. The Company does not have key man life insurance on Mr. O'Malley. The Company also does not have an employment agreement with, or key man life insurance on, any other individual.

                              CERTAIN TRANSACTIONS

      On January 8, 2004, the Company sold 1,100,000 shares of its common stock to a private placement. William D. Corneliuson, the Chairman of the Board of Directors of the Company, purchased 100,000 of such shares, which sale was approved by the Company's stockholders on April 8, 2004 at the 2004 Annual Meeting of Stockholders.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

      Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10% of the Company's outstanding shares of Common Stock (collectively, "Section 16 Persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission, ("SEC") and Nasdaq. Section 16 Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

      Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Form 5 was required for such persons, the Company believes that during the Fiscal 2004, all filing requirements applicable to its Section 16 Persons were complied with, except for the following: Mr. Corneliuson, a Director of the Company, filed a Form 4 reporting the grant of options after the applicable filing deadline; Mr. O'Malley, a Director and the President and Chief Executive Officer of the Company, filed a Form 4 reporting the grant of options after the applicable filing deadline and filed a Form 4 reporting the purchase of the Company's common stock after the applicable filing deadline; Dr. Aronson, a Director of the Company, filed a Form 4 reporting the purchase of the Company's common stock after the applicable filing deadline; and Mr. Miclot, a Director of the Company, filed a Form 4 reporting the purchase of the Company's common stock after the applicable filing deadline.

                      EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes information about the options, warrants and rights and other equity compensation under our equity plans as of September 30, 2004.



                                          NUMBER OF SECURITIES                                NUMBER OF SECURITIES
                                                 TO                                         REMAINING AVAILABLE FOR
                                            BE ISSUED UPON          WEIGHTED-AVERAGE          FUTURE ISSUANCE UNDER
                                               EXERCISE            EXERCISE PRICE OF        EQUITY COMPENSATION PLANS
                                         OF OUTSTANDING OPTIONS,  OUTSTANDING  OPTIONS,      (EXCLUDING SECURITIES
                                         WARRANTS AND RIGHTS      WARRANTS AND RIGHTS       REFLECTED IN COLUMN (a))
             PLAN CATEGORY                       (a)                      (b)                          (c)
             -------------               ----------------------   --------------------      --------------------------
Equity compensation plans approved by
   security holders                           1,593,500               $3.36                        247,500
Equity compensation plans not approved
   by security holders                               --                  --                             --
                                              ---------               -----                        -------
Total                                         1,593,500               $3.36                        247,500
                                              =========               =====                        =======

                      PRINCIPAL AND MANAGEMENT STOCKHOLDERS

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth the beneficial ownership of shares of common stock of the Company on January 19, 2005, by each of the executive officers named in the Summary Compensation Table set forth in this Proxy Statement, by each director, by all directors and current executive officers as a group and by all persons known by us to be beneficial owners of more than 5% of our Common Stock. Except as otherwise indicated, each of the shareholders listed in the table or included within a group listed in the table possesses sole voting and investment power with respect to the shares indicated.

                                                                                     SHARES BENEFICIALLY
                                                                                           OWNED (1)
                                                                                           --------
NAME AND ADDRESS OF BENEFICIAL OWNER                                              NUMBER              PERCENT
------------------------------------                                              ------              -------
Heartland Value Fund
   c/o Heartland Advisors
   789 North Water Street
   Milwaukee, WI 53202                                                          900,000(2)              8.95%
William D. Corneliuson
   1045 West Glen Oaks Lane
   Suite 203
   Mequon, WI 53092                                                           1,067,550(3)              10.6%
David B. Johnson
   Miller Johnson Steichen Kinnard, Inc.
   1400 Kinnard Financial Center
   920 2nd Avenue South
   Minneapolis, MN 55402                                                        646,037(4)               6.4%
Frank A. Katarow                                                                 15,000(5)                 *
John L. Miclot                                                                   35,000(6)                 *
Timothy J. O'Malley                                                             377,450(7)               3.8%
Solomon Aronson, M.D.                                                            14,500(8)0                *
All Current Executive Officers and Directors as a Group
   (5 persons)                                                                1,509,500(7)              15.0%

-------------

*     Less than 1%.

(1) Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them as of December 22, 2004, or within 60 days of such days are treated as outstanding only when determining the percent owned by such individual and when determining the percent owned by a group.

(2) The information reported is based on a Joint Schedule 13G filed with the SEC on January 19, 2005 reporting beneficial information.

(3) Includes options to purchase 155,000 shares of common stock which are exercisable as of December 22, 2004, or will become exercisable within 60 days of such date. Also includes 244,250 shares held by Duchess Limited Partnership, an entity in which Mr. Corneliuson holds a pecuniary interest. Pursuant to a domestic relations order in 2002, Mr. Corneliuson transferred 20,000 shares of common stock underlying certain stock options awards to his ex-wife.

(4) Includes 91,797 shares and 30,000 units (consisting of 30,000 shares and warrants to purchase 30,000 shares) owned by David B. Johnson; 269,840 shares owned by Betty L. Johnson, wife of David B. Johnson; 7,800, 8,000, and 4,600 shares owned respectively by each Todd, Molly, and Joel Johnson, children of David B. Johnson; and 214,000 shares and 20,000 units (consisting of 20,000 shares and warrants to purchase 20,000 shares) owned by a foundation controlled by David B. Johnson. (All given amounts based on information provided as of February 17, 2004.)

(5) Includes an option to purchase 15,000 shares of common stock which is exercisable as December 22, 2004, or will become exercisable within 60 days of such date.

(6) Includes an option to purchase 15,000 shares of common stock which is exercisable as December 22, 2004, or will become exercisable within 60 days of such date.

(7) Includes options to purchase 365,000 shares of common stock which are exercisable as of December 22, 2004, or will become exercisable within 60 days of such date. Includes 600 shares held by Mr. O'Malley's three children.

(8) Includes options and warrants to purchase 12,500 shares of common stock which are exercisable as of December 22, 2004, or will become exercisable within 60 days of such date.

(9) Includes 562,500 shares, which may be purchased upon exercise of options and warrants which are exercisable as of December 22, 2004, or will become exercisable within 60 days of such date.

                            EXPENSES OF SOLICITATION

      The Company will pay the entire expense of soliciting proxies for the Annual Meeting. In addition to solicitations by mail, certain directors, officers and regular employees of the Company (who will receive no compensation for their services other than their regular compensation) may solicit proxies by telephone, telegram or personal interview. Banks, brokerage houses, custodians, nominees and other fiduciaries have been requested to forward proxy materials to the beneficial owners of shares held of record by them and such custodians will be reimbursed for their expenses.

           SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2006 ANNUAL MEETING

      Stockholder proposals intended to be presented at the Company's 2006 annual meeting of stockholders must be received by the Company on or before October 2, 2005 in order to be considered for inclusion in the Company's proxy statement and form of proxy for that meeting. However, if the date of the 2006 annual meeting is changed by more than 30 days from the date of this year's annual meeting, then the deadline will be a reasonable time before we begin to print and mail the proxy materials. These proposals must also comply with the rules of the Securities and Exchange Commission governing the form and content of proposals in order to be included in the Company's proxy statement and form of proxy and should be mailed to: Secretary, Medwave, Inc., 435 Newbury Street, Suite 206, Danvers, MA 01923. Any proposal or nomination submitted after December 5, 2005 will be untimely.

      The Company's By-laws provide that any stockholder of record wishing to have a stockholder proposal be considered at an annual meeting must provide written notice of such proposal and appropriate supporting documentation, as set forth in the By-laws, to the Company's Secretary at its principal executive office not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the date of the preceding year's annual meeting. In the event, however, that the annual meeting is scheduled to be held more than 30 days before such anniversary date or more than 60 days after such anniversary date, notice must be so delivered not later than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcements of the date of such meeting is made.

                                  OTHER MATTERS

      The Board of Directors does not know of any matters other than those described in this Proxy Statement which will be presented for action at the Annual Meeting. If other matters are duly presented, proxies will be voted in accordance with the best judgment of the proxy holders.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PREPAID ENVELOPE PROVIDED. YOU MAY ALSO VOTE BY TELEPHONE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD OR VOTED BY TELEPHONE.

                                  MEDWAVE, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                THURSDAY MARCH 3, 2005 10:00 A.M. (EASTERN TIME)

                               GOODWIN PROCTER LLP
                                 EXCHANGE PLACE
                                BOSTON, MA 02109

MEDWAVE, INC.
435 NEWBURY STREET, SUITE 206
DANVERS, MA 01923                                                          PROXY
--------------------------------------------------------------------------------

The undersigned hereby appoints TIMOTHY J. O'MALLEY and WILLIAM D. CORNELIUSON, attorneys and proxies, will full power of substitution, to represent the undersigned and to vote all shares of stock of Medwave, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Medwave, Inc. to be held at the offices of Goodwin Procter LLP, Exchange Place, Boston, MA 02109 on Thursday, March 3, 2005, at 10:00 a.m., or at any adjournments or postponements thereof, upon all matters as set forth in the Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged.


                      See reverse for voting instructions.

                                                             -------------------
                                                              COMPANY #
                                                             -------------------

THERE ARE TWO WAYS TO VOTE YOUR PROXY

YOUR TELEPHONE VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

VOTE BY PHONE -- TOLL FREE -- 1-800-560-1965 -- QUICK *** EASY *** IMMEDIATE

- Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on March 2, 2005.

- Please have your proxy card and the last four digits of your Social Security Number or taxpayer identification number available. Follow the simple instructions the voice provides you.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to MEDWAVE, INC., c/o Shareowner Services(SM), P.O. Box 64873, St. Paul, MN 55164-0873.

            IF YOU VOTE BY PHONE, PLEASE DO NOT MAIL YOUR PROXY CARD
                             - Please detach here -
--------------------------------------------------------------------------------



              THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 1.

1.  Election of Class III directors:

    01 Frank A. Katarow       [ ] Vote FOR              [ ] Vote WITHHELD
    02 John L. Miclot             all nominees              from all nominees
                                  (except as marked)

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO     ------------------------------------
VOTE FOR ANY INDICATED NOMINEE, WRITE       |                                  |
THE NUMBER(S) OF THE NOMINEE(S) IN THE      ------------------------------------
BOX PROVIDED TO THE RIGHT.)


2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

PLAN TO ATTEND THE MEETING                  [ ]

THIS PROXY WILL BE VOTED AS DIRECTED HEREON, OR IF RETURNED EXECUTED, WITH NO DIRECTION GIVEN, WILL BE VOTED FOR THE NOMINEES AS DIRECTORS.

Address Change? Mark Box  [ ]  Indicate changes below:

                                                Date
                                                    ----------------------------

                                            ------------------------------------
                                            |                                  |
                                            |                                  |
                                            ------------------------------------

                                            Signature(s) in Box

                                            THIS PROXY SHOULD BE SIGNED EXACTLY
                                            AS NAME APPEARS HEREON. Executors,
                                            administrators, trustees, attorneys,
                                            etc. should give full title as such.
                                            If the signer is a corporation or
                                            partnership, please sign full
                                            corporate or partnership name by
                                            duly authorized officer.